FIRST AMENDMENT TO
                  THE NATIONSBANK RETIREMENT SAVINGS PLAN

                  (as restated effective January 1, 1993)


     THIS INSTRUMENT, is executed as of the 31st day of December, 1993 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as "NationsBank";

                            Statement of Purpose

     By Instrument dated December 31, 1992, NationsBank amended and restated The NationsBank Retirement Savings Plan (the "Plan") effective January 1, 1993. By this Instrument, NationsBank is amending the Plan to reflect (i) the Revenue Reconciliation Act of 1993, (ii) the termination of employment of Participants affected by the sale of certain branch offices and (iii) the merger of four defined contribution plans into the Plan effective January 1, 1994. These amendments have been authorized by the Compensation Committee of the Board of Directors of NationsBank, which Compensation Committee has the authority to amend the Plan on behalf of all Participating Employers.

     NOW, THEREFORE, for the purposes aforesaid, the Plan, as set forth in said Instrument dated December 31, 1992, is amended as follows:

     1. Section 5.6 of the Plan is amended effective as of January 1, 1993 to read as follows:

     "SECTION 5.6. COMPENSATION LIMITATION. In no event shall the amount of a Participant's compensation taken into account under the Plan for any Plan Year exceed the limitation of Section 401(a)(17) of the Code. That limitation is two hundred thousand dollars ($200,000) for Plan Years beginning before 1994 and one hundred fifty thousand dollars ($150,000) for Plan Years beginning after 1993.

     In applying the limitation of this Section 5.4, the following rules apply:

     (i) The limitation shall be adjusted for cost-of-living adjustments under Section 401(a)(17) when and as provided by Section 401(a)(17). In such regard, a Section 401(a)(17) cost-of-living adjustment that is in effect for a calendar year applies to the Plan Year that begins during such calendar year.

    (ii)  If the Plan Year is changed, then to the extent required by
Section 401(a)(17) the limitation for any resulting Plan Year that is shorter than twelve (12) months shall be the product obtained by multiplying the limitation that would otherwise apply by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12).

   (iii) The following rule applies to a Highly Compensated Participant who is a five percent owner described in Section 15.1(b)(5)(C) of the Plan or is among the ten (10) Highly Compensated Participants receiving the greatest Affiliated Group Compensation during the Plan Year: if any family members of the Highly Compensated Participant also participate in the Plan, the limitation shall be prorated among the Highly Compensated Participant and participating family members in proportion to their respective compensation determined without regard to the limitation. A "family member" means the Highly Compensated Participant's spouse or any lineal descendant of the Highly Compensated Participant who has not attained nineteen (19) years of age before the end of the Plan Year."

     2. The following Section 16.5 and Schedule 16.5 attached to this Instrument are added to the Plan effective as of May 1, 1993:

     "SECTION 16.5.  SOUTH CAROLINA BRANCH EMPLOYEES: 1993.

     (a) General. Effective May 1, 1993 (the "1993 SC Termination Date"), certain Participants located in certain South Carolina branch offices of the Participating Employers set forth on Schedule 16.5 that were sold to various purchasers terminated their employment with the Participating Employers as the result of such sales (the "1993 SC Affected Participants"). Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 16.5 shall control with respect to the 1993 SC Affected Participants.

     (b) Pre-Tax Employee Contributions. No Pre-Tax Employee Contri-butions shall be made for the 1993 SC Affected Participants with respect to any payroll periods that begin after the 1993 SC Termination Date.

     (c) Matching Contribution Accounts of 1993 SC Affected Participants. The Matching Contribution Accounts of the 1993 SC Affected Participants shall be fully vested and nonforfeitable as of the 1993 SC Termination Date. The 1993 SC Affected Participants shall not be Participants Eligible for Matching Contributions for the Plan Year ending December 31, 1993, and in such regard, no Matching Contributions shall be allocated to their Matching Contribution Accounts for that Plan Year.

     (d) Distribution of Accounts. The 1993 SC Affected Participants shall be treated as having separated from Service as of the 1993 SC Termination Date for purposes of determining the time and method of the Distribution of the Accounts pursuant to the Plan."

     3. The following Section 16.6 and Schedule 16.6 attached to this Instrument are added to the Plan effective as of June 1, 1993:

     "SECTION 16.6.  NORTH CAROLINA BRANCH EMPLOYEES: 1993.

     (a) General. Effective June 1, 1993 (the "1993 NC Termination Date"), certain Participants located in certain North Carolina branch offices of the Participating Employers set forth on Schedule 16.6 that were sold to various purchasers terminated their employment with the Participat-ing Employers as the result of such sales (the "1993 NC Affected Participants"). Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 16.6 shall control with respect to the 1993 NC Affected Participants.

     (b) Pre-Tax Employee Contributions. No Pre-Tax Employee Contri-butions shall be made for the 1993 NC Affected Participants with respect to any payroll periods that begin after the 1993 NC Termination Date.

     (c)  Matching Contribution Accounts of 1993 NC Affected Participants.
The Matching Contribution Accounts of the 1993 NC Affected Participants shall be fully vested and nonforfeitable as of the 1993 NC Termination
Date. The 1993 NC Affected Participants shall not be Participants Eligible for Matching Contributions for the Plan Year ending December 31, 1993, and in such regard, no Matching Contributions shall be allocated to their Matching Contribution Accounts for that Plan Year.

     (d) Distribution of Accounts. The 1993 NC Affected Participants shall be treated as having separated from Service as of the 1993 NC Termination Date for purposes of determining the time and method of the Distribution of the Accounts pursuant to the Plan."

     4. The following Section 16.7 is added to the Plan effective as of August 1, 1993:

     "SECTION 16.7.  BLUE RIDGE EMPLOYEES.

     (a) General. Effective August 1, 1993 (the "Blue Ridge Termination Date"), NationsBank of Georgia, N.A. sold to Century South the business unit known as "Blue Ridge." Certain Participants located at the Blue Ridge unit terminated their employment with the Participating Employers as a result of such sale (the "Blue Ridge Affected Participants"). Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 16.7 shall control with respect to the Blue Ridge Affected Participants.

     (b) Pre-Tax Employee Contributions. No Pre-Tax Employee Contri-butions shall be made for the Blue Ridge Affected Participants with respect to any payroll periods that begin after the Blue Ridge Termination Date.

     (c) Matching Contribution Accounts of Blue Ridge Affected Participants. The Matching Contribution Accounts of the Blue Ridge Affected Participants shall be fully vested and nonforfeitable as of the Blue Ridge Termination Date. The Blue Ridge Affected Participants shall not be Participants Eligible for Matching Contributions for the Plan Year ending December 31, 1993, and in such regard, no Matching Contributions shall be allocated to their Matching Contribution Accounts for that Plan Year.

     (d) Distribution of Accounts. The Blue Ridge Affected Participants shall be treated as having separated from Service as of the Blue Ridge Termination Date for purposes of determining the time and method of the Distribution of the Accounts pursuant to the Plan."

     5. The following Section 16.8 is added to the Plan effective as of January 1, 1994:

     "SECTION 16.8.  MERGER OF THE MNC PLAN.

     (a) Merger of the MNC Plan. The MNC Financial 401(k) Plus Savings Plan (the "MNC Plan") shall merge with and into the Plan effective as of January 1, 1994. In connection therewith and effective as of that date, the Trust under the MNC Plan shall merge with and into the Investment Trust for the Plan, and the assets of the Trust under the MNC Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the MNC Plan on December 31, 1993 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on January 1, 1994 pursuant to Article XII of the Plan.

     (b)  Establishment and Investment of Former MNC Plan Accounts.

     (1) Establishment of Former MNC Plan Accounts. Effective as of January 1, 1994, the accounts being maintained for Participants in the MNC Plan on December 31, 1993 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

     (i) Before-tax Contributions Accounts. A Participant's "Before-tax Contributions Account" under the MNC Plan shall become the Participant's Pre-Tax Employee Contribution Account under the Plan effective January 1, 1994.

    (ii) Creation of Former MNC Plan Accounts. Effective January 1, 1994, an Account shall be established under the Plan for each of the accounts maintained for a Participant under the MNC Plan other than the Participant's "Before-tax Contributions Account." These Accounts, which are referred to in the Plan as "Former MNC Plan Accounts," correspond to the following named accounts under the MNC Plan: After-tax Contributions Account, Automatic Contributions Account, Company Matching Contributions Account, Profit Sharing Investment Account and Rollover Account. (See
Section 5.2 of the MNC Plan.) The Committee shall cause to be maintained such sub-accounts within Former MNC Plan Accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

The Committee, however, may from time to time after January 1, 1994 combine a Participant's Former MNC Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.


     (2) Investments of Accounts. Except for promissory notes evidencing Participant loans (see the next paragraph), the Accounts representing a Participant's interest in the MNC Plan (see Section 16.8(b)(1) of the Plan) shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

     (3) Investment in Participant Loans. If a loan made to a Participant under the MNC Plan (or any of its predecessors in interest) is outstanding on January 1, 1994, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's account(s) under the MNC Plan that were invested in such note. The Investment Trustee shall become the successor lender of all such "earmarked" loans outstanding on January 1, 1994 for all purposes, and the merger of the MNC Plan into the Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan. No new loans shall be made to any Participants on or after January 1, 1994.

     (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the MNC Plan (or any of its predecessor plans) before January 1, 1994 for employment with any participating employer in the MNC Plan (or predecessor plan) become Participants in the Plan on or after January 1, 1994:

     (i) Prior Participants. With respect to persons who had become "Participants" in the MNC Plan by December 31, 1993 (or had become participants in any of its predecessor plans):

Covered Employee on January 1, 1994. If the person is a Covered Employee on January 1,

1994, the person shall become a Participant on that date.
Non-Covered Employee on January 1, 1994. If the person is not a covered Employee on January 1, 1994 but one or more Accounts are established for the person pursuant to Section 16.8(b)(1) of the Plan because of the person's prior plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

Non-Employee on January 1, 1994. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1994.

    (ii) Other Employees. With respect to persons who had not become "Participants" in the MNC Plan by December 31, 1993 (or in any of its predecessor plans):

Eligible Covered Employee on January 1, 1994. If the person is a Covered Employee on January 1, 1994 and would have commenced participation in the MNC Plan on January 1, 1994 had it not merged into the Plan, the person shall become a Participant on January 1, 1994.

Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before January 1, 1994). For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following: the person shall be credited with Months of Service for time prior to January 1, 1994 determined as if MNC Corporation and its affiliates and predecessor companies had been Participating Employers in the Plan.

     (d) Vesting in Former MNC Plan Accounts and Matching Contribution Accounts. The Former MNC Plan

Accounts established for a Participant shall be fully Vested. If a Participant (i) had become a "Participant" in the MNC Plan by December
31, 1993 or (ii) otherwise had any "Hours of Service" under the MNC Plan (or any of its predecessor plans) before January 1, 1994 for employment with any participating employer in the MNC Plan (or predecessor plan), then the Participant's Matching Contribution Account shall be fully Vested.

     (e)  Distribution of Former MNC Plan Accounts.

     (1) General. While a Participant is in Service, Distributions to a Participant from the Participant's Former MNC Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the MNC Plan had remained in effect.

     Following separation from Service of a Participant, Distributions from the Participant's Former MNC Plan Accounts shall be made when and as provided in Section 7.3 and 7.4 of the Plan. Generally, Sections 7.3 and
7.4 require a single lump sum (of cash and/or shares of NationsBank Common Stock) as a method of payment to Participants and Beneficiaries and require an immediate commencement for Distributions to Beneficiaries. The following additional payment rules, however, shall apply with respect to Participants who participated in the MNC Plan:

     (i) Installment method for MNC Plan Participants and their Beneficiaries. The Participant, or the Participant's Beneficiary if the Beneficiary is the initial recipient of the Participant's Accounts, may elect in accordance with procedures established by the Committee for such purpose to have the Participant's Accounts (including Accounts that are not Former MNC Plan Accounts) paid by the installment method of Distribution described in Section 8.4 or Section 8.6 of the MNC Plan (as the case may be) in lieu of a lump sum. The installment method shall be available only if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500).

    (ii) Deferral Election for Certain Beneficiaries. A Beneficiary of a deceased Participant with Former MNC Plan Accounts may elect, in accordance with procedures established by the Committee for such purpose, to defer Distribution from the deceased Participant's Accounts that are payable to such Beneficiary (including Accounts that are not Former MNC Plan Accounts) until such later date (if any) provided in Section 8.6 of the MNC Plan, if the requirements and conditions of said Section 8.6 are satisfied. In such regard, the Participant must have died before the commencement of benefits in order for the Beneficiary to elect a deferral.

     (2) Benefit Payments and Progress. The merger of the MNC Plan into the Plan shall not revoke or suspend any MNC Plan methods of payment elected before or in progress on January 1, 1994, and any method of payment in progress under the MNC Plan on January 1, 1994 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's resulting Former MNC Plan Accounts.

     (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the MNC Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the MNC Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1994 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former MNC Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan."

     6. The following Section 16.9 is added to the Plan effective as of January 1, 1994:

     "SECTION 16.9.  MERGER OF THE PAC PLAN.

     (a) Merger of the PAC Plan. The Portfolio Acceptance Corporation 401(k) Savings Plan (the "PAC Plan") shall merge with and into the Plan effective as of January 1, 1994. In connection therewith and effective as of that date, the Trust under the PAC Plan shall merge with and into the Investment Trust for the Plan, and the assets of the Trust under the PAC Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the PAC Plan on December 31, 1993 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on January 1, 1994 pursuant to Article XII of the Plan.

     (b)  Establishment and Investment of Former PAC Plan Accounts.

     (1) Establishment of Former PAC Plan Accounts. Effective as of January 1, 1994, the accounts being maintained for Participants in the PAC Plan on December 31, 1993 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

     (i) Employee Elective Accounts. A Participant's "Employee Elective Account" under the PAC Plan shall become the Participant's Pre-Tax Employee Contribution Account under the Plan effective January 1, 1994.

    (ii) Creation of Former PAC Plan Accounts. Effective January 1, 1994, an Account shall be established under the Plan for each of the accounts maintained for a Participant under the PAC Plan other than the Participant's "Employee Elective Account." These Accounts, which are referred to in the Plan as "Former PAC Plan Accounts," correspond to the following named accounts under the PAC Plan: Employer Matching Account and Rollover Account. (See Section 5.1 of the PAC Plan.) The Committee shall cause to be maintained such sub-accounts within Former PAC Plan Accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

The Committee, however, may from time to time after January 1, 1994 combine a Participant's Former PAC Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

     (2) Investments of Accounts. Except for promissory notes evidencing Participant loans (see the next paragraph), the Accounts representing a Participant's interest in the PAC Plan (see Section 16.9(b)(1) of the Plan) shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

     (3) Investment in Participant Loans. If a loan made to a Participant under the PAC Plan is outstanding on January 1, 1994, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's account(s) under the PAC Plan that were invested in such note. The Investment Trustee shall become the successor lender of all such "earmarked" loans outstanding on January 1, 1994 for all purposes, and the merger of the PAC Plan into the Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan. No new loans shall be made to any Participants on or after January 1, 1994.

     (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the PAC Plan before January 1, 1994 for employment with any participating employer in the PAC Plan become Participants in the Plan on or after January 1, 1994:

     (i) Prior Participants. With respect to persons who have become "Participants" in the PAC Plan by December 31, 1993:

Covered Employee on January 1, 1994. If a person is a Covered Employee on January 1, 1994, the person shall become a Participant on that date.

Non-Covered Employee on January 1, 1994. If the person is not a Covered Employee on January 1, 1994 but one or more Accounts are established for the person pursuant to Section 16.9(b)(1) of the Plan because of the person's prior plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

Non-Employee on January 1, 1994. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1994.

    (ii) Other Employees. With respect to persons who had not become "Participants" in the PAC Plan by December 31, 1993:

Eligible Covered Employee on January 1, 1994. If the person is a Covered Employee on January 1, 1994 and would have commenced participation in the PAC Plan on January 1, 1994 had it not merged into the Plan, the person shall become a Participant on January 1, 1994.

Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before January 1, 1994). For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following:

     The person shall be credited with Months of Service for time prior to January 1, 1994 determined as if Portfolio Acceptance Corporation and its affiliates and predecessor companies had been Participating Employers in the Plan.

     The person shall be credited with twelve (12) Months of Service for each completed "Eligibility Computation Period" (with 1,000 Hours of Service) the person had under the PAC Plan as of December 31, 1993.

     If the person had in progress on December 31, 1993 a twelve-month computation period that would be an "Eligibility Computation Period" under the PAC Plan if the person completed a Year of Service within it, the person shall be credited with twelve (12) Months of Service upon the completion of such computation period during 1994 if the person had completed 1,000 "Hours of Service" under the PAC Plan during the portion of the computation period that had elapsed by December 31, 1993.

     (d) Vesting in Former PAC Plan Accounts; Vesting Service. A Participant's Former PAC Plan Account corresponding to the Participant's "Rollover Account" in the PAC Plan shall be fully Vested and nonforfeitable. A Participant's Former PAC Plan Account corresponding to the Participant's "Employer Matching Account" in the PAC
Plan shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan. For purposes of determining the Vesting Service of a Participant who had become a "Participant" in the PAC Plan by December 31, 1993, the Participant's Vesting Service shall be the greater of Amount A or Amount B, where:

Amount A is the Participant's Vesting Service determined under the applicable provisions of the Plan other than this Section, except that the person shall be credited with Months of Service for time prior to January 1, 1994 determined as if Portfolio Acceptance Corporation and its affiliates and predecessor companies had been Participating Employers in the Plan.

Amount B is the Participant's "Years of Service" for vesting purposes under the PAC Plan, determined as if the PAC Plan had remained in effect and expressed as calendar months.

     (e)  Distribution of Former PAC Plan Accounts.

     (1) General. While a Participant is in Service, Distributions to a Participant from the Participant's Former PAC Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the PAC Plan had remained in effect.

     Following separation from Service of a Participant, Distributions from the Participant's Former PAC Plan Accounts shall be made when and as provided in Section 7.3 and 7.4 of the Plan. Generally, Sections 7.3 and
7.4 require a single lump sum (of cash and/or shares of NationsBank Common Stock) as a method of payment to Participants and Beneficiaries and require an immediate commencement for Distributions to Beneficiaries. The following additional payment rules, however, shall apply with respect to Participants who participated in the PAC Plan:

     (i) Installment and annuity methods for PAC Plan Participants and their Beneficiaries. The Participant, or the Participant's Beneficiary if the Beneficiary is the initial recipient of the Participant's Accounts, may elect in accordance with procedures established by the Committee for such purpose to have the Participant's Accounts (including Accounts that are not Former PAC Plan Accounts) paid by any one of the installment or annuity alternative methods of Distribution described in Section 9.2 or 9.3 of the PAC Plan (as the case may be) in lieu of a lump sum. An alternative method shall be available only if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500).

    (ii) Deferral Election for Certain Beneficiaries. A Beneficiary of a deceased Participant with Former PAC Plan Accounts may elect, in accordance with procedures established by the Committee for such purpose, to defer Distribution from the deceased Participant's Accounts that are payable to such Beneficiary (including Accounts that are not Former PAC Plan Accounts) until such later date (if any) provided in Section 9.3(a) of the PAC Plan, if the requirements and conditions of said Section 9.3(a) are satisfied.
In such regard, the Participant must have died before the Participant's "Required Beginning Date" (within the meaning of the PAC Plan) in order for the Beneficiary to elect a deferral.

     (2) Benefit Payments and Progress. The merger of the PAC Plan into the Plan shall not revoke or suspend any PAC Plan methods of payment elected before or in progress on January 1, 1994, and any method of payment in progress under the PAC Plan on January 1, 1994 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's resulting Former PAC Plan Accounts.

     (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the PAC Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the PAC Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1994 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former PAC Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan."

     7. The following Section 16.10 is added to the Plan effective as of January 1, 1994:

     "SECTION 16.10.  MERGER OF THE CRT PLANS.

     (a) Merger of the CRT Plan. The CRT-MTBC Capital Markets Group 401(k) Savings Plan and the 401(k) Savings Plan of CRT Services, Inc. (individually a "CRT Plan" and collectively the "CRT Plans") shall merge with and into the Plan effective as of January 1, 1994. In connection therewith and effective as of that date, the Trusts under the CRT Plans shall merge with and into the Investment Trust for the Plan, and the assets of the Trusts under the CRT Plans shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trusts of the CRT Plans on December 31, 1993 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on January 1, 1994 pursuant to Article XII of the Plan.

     (b)  Establishment and Investment of Former CRT Plan Accounts.

     (1) Establishment of Former CRT Plan Accounts. Effective as of January 1, 1994, the accounts being maintained for Participants in the CRT Plans on December 31, 1993 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

     (i) Elective Contribution Accounts. A Participant's "Elective Contribution Account" under a CRT Plan shall become the Participant's Pre-Tax Employee Contribution Account under a Plan effective January 1, 1994.

    (ii) Creation of Former CRT Plan Accounts. Effective January 1, 1994, an Account shall be established under the Plan for each of the accounts maintained for a Participant under a CRT Plan other than the Participant's "Elective Contribution Account." These Accounts, which are referred to in the Plan as "Former CRT Plan Accounts," correspond to the following named accounts under the CRT Plan: Rollover Account and Transferred Amount Account. The Committee shall cause to be maintained such sub-accounts within Former CRT Plan Accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

The Committee, however, may from time to time after January 1, 1994 combine a Participant's Former CRT Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

     (2) Investments of Accounts. Except for promissory notes evidencing Participant loans (see the next paragraph), the Accounts representing a Participant's interest in a CRT Plan (see Section 16.10(b)(1) of the Plan) shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

     (3) Investment in Participant Loans. If a loan made to a Participant under CRT Plan is outstanding on January 1, 1994, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's account(s) under the CRT Plan that were invested in such note. The Investment Trustee shall become the successor lender of all such "earmarked" loans outstanding on January 1, 1994 for all purposes, and the merger of the CRT Plans into the Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan. No new loans shall be made to any Participants on or after January 1, 1994.

     (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with any "Service" under the CRT Plans before January 1, 1994 for employment with any participating employer in a CRT Plan become participants in the Plan on or after January 1, 1994:

     (i) Prior Participants. With respect to persons who had become "Participants" in a CRT Plan by December 31, 1993:

Covered Employee on January 1, 1994. If a person is a Covered Employee on January 1, 1994, the person shall become a Participant on that date.

Non-Covered Employee on January 1, 1994. If the person is not a covered Employee on January 1, 1994 but one or more Accounts are established for the person pursuant to Section 16.10(b)(1) of the Plan because of the person's prior plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

Non-Employee on January 1, 1994. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1994.

    (ii) Other Employees. With respect to persons who had not become "Participants" in a CRT Plan by December 31, 1993:

Eligible Covered Employee on January 1, 1994. If the person is a Covered Employee on January 1, 1994 and would have commenced participation in a CRT Plan on January 1, 1994 had the CRT Plans not merged into the Plan, the person shall become a Participant on January 1, 1994.

Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before January 1, 1994). For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following: the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the CRT Plans determined as if those participating employers had been Participating Employers in the Plan.

     (d) Vesting in Former CRT Plan Accounts; Vesting Service. The Former CRT Plan Accounts established for a Participant shall be fully Vested and nonforfeitable. For purposes of determining the Vesting Service of a Participant who had become a "Participant" in a PAC

Plan by December 31, 1993 or who is described in Section 16.10(c)(ii) of the Plan, the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following: the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the CRT Plans determined as if those participating employers had been Participating Employers in the Plan.

     (e)  Distribution of Former CRT Plan Accounts.

     (1) General. While a Participant is in Service, Distributions to a Participant from the Participant's Former CRT Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the CRT Plans had remained in effect.

     Following separation from Service of a Participant, Distributions from the Participant's Former CRT Plan Accounts shall be made when and as provided in Section 7.3 and 7.4 of the Plan. Generally, Sections 7.3 and
7.4 require a single lump sum (of cash and/or shares of NationsBank Common Stock) as a method of payment to Participants and Beneficiaries and require an immediate commencement for Distributions to Beneficiaries. The following additional payment rules, however, shall apply with respect to Participants who participated in the CRT Plan:

     (i) Installment and annuity methods for CRT Plan Participants and their Beneficiaries. The Participant, or the Participant's Beneficiary if the Beneficiary is the initial recipient of the Participant's Accounts, may elect in accordance with procedures established by the Committee for such purpose to have the Participant's Accounts (including Accounts that are not Former CRT Plan Accounts) paid by any one of the installment or annuity methods of Distribution described in the CRT Plan in lieu of a lump sum.
An installment or annuity method of payment shall be available only if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500) and only in the circumstances, and subject to the limitations and restrictions, provided in the CRT Plan.

    (ii) Deferral Election for Certain Beneficiaries. A Beneficiary of a deceased Participant with Former CRT Plan Accounts may elect, in accordance with procedures established by the Committee for such purpose, to defer Distribution from the deceased Participant's Accounts that are payable to such Beneficiary (including Accounts that are not Former CRT Plan Accounts) until such later date (if any) provided in the CRT Plan, if the requirements and conditions of the CRT Plan for delayed distribution are satisfied. In such regard, the Participant must have died before the Participant's "required beginning date" under Section 401(a)(9) of the Code in order for the Beneficiary to elect a deferral.

     (2) Benefit Payments and Progress. The merger of the CRT Plans into the Plan shall not revoke or suspend any CRT Plan methods of payment elected before or in progress on January 1, 1994, and any method of payment in progress under a CRT Plan on January 1, 1994 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's resulting Former CRT Plan Accounts.

     (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under a CRT Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the CRT Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1994 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former CRT Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan."

     IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, has caused this Agreement to be executed by its duly authorized officer, as of the day and year first above written.

                              NATIONSBANK CORPORATION



                              By:  /s/ Mary E. Preslar
                                 Name:  Mary E. Preslar
                                 Title:  Vice President

                               SCHEDULE 16.5

           South Carolina Branch Offices Covered by Section 16.5


Clearwater
Graniteville
Langley
Wagner
Six Mile
Westminister
Calhoun Falls

                               SCHEDULE 16.6

           North Carolina Branch Offices Covered by Section 16.6


Benson
Lillington
Stoneville
Wentworth
Pollocksville